CONFORMED 1.
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                UNITED STATES SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 22, 2004
                        (Date of earliest event reported)

                                  HSBC USA INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                         (State or other jurisdiction of
                         incorporation or organization)

                                     1-7436
                            (Commission file number)

                                   13-2764867
                      (I.R.S. Employer Identification No.)

                   452 Fifth Avenue, New York, New York 10018
                    (Address of principal executive offices)

                                 (212) 525-3735
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

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                                                                              2.


Item 5. Other Events and Regulation FD Disclosure

A press release, included herein as Exhibit 20, was issued by HSBC USA Inc. regarding its intention to apply to the Office of the Comptroller of the Currency to consolidate its banking operations under a single national charter. It is anticipated that the application, if approved, will not have a material effect on the results of operations of HSBC USA Inc.

Item 7. Financial Statements and Exhibits

Exhibit 20. Press Release announcing the intention of HSBC USA Inc. to apply to the Office of the Comptroller of the Currency to consolidate its banking operations under a single national charter.

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                                                                              3.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HSBC USA Inc.
                                          (REGISTRANT)


                                          /s/ Joseph R. Simpson
                                          ----------------------------------

                                          NAME:  JOSEPH R. SIMPSON
                                          TITLE: SENIOR VICE PRESIDENT
                                                  AND CONTROLLER

Date: March 23, 2004